FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  November 24, 2004
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                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                     000-50990                   13-3894120
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(State or other jurisdiction     Commission File Number:        (IRS Employer
      or incorporation)                                      Identification No.)

120 Broadway, 14th Floor, New York, NY                              10271
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code  (212) 655-2000
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Section 8 - Other Events

Item 8.01 Other Events
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                            Tower Group, Inc.
                                                       -------------------------
                                                             (Registrant)

Date  November 24, 2004
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                                                       /s/ Francis M. Colalucci
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                                                             (Signature)*
                                                       Francis M. Colalucci
                                                       Chief Financial Officer


*Print name and title of the signing officer under his signature.